Significant Accounting Policies	9 Months Ended
Sep. 30, 2015
Accounting Policies [Abstract]
Significant Accounting Policies

3.    Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents include all cash balances and highly liquid investments with original maturities of three months or less from the date of purchase. As of December 31, 2013 and 2014, cash and cash equivalents consisted of cash in bank deposits and money market accounts held at financial institutions.

Restricted Cash

In 2013, the Company entered into a facility lease and a sublease under which the Company is required to maintain letters of credit, with the landlord named as the beneficiary. The letters of credit required a certain amount of cash to be kept in a separate account as collateral. The $2.3 million of restricted cash has been excluded from the Company’s cash and cash equivalents and is classified as restricted cash on the accompanying consolidated balance sheet as of December 31, 2013. The restricted cash related to the lease agreements was released during 2014 and was no longer restricted.

Marketable Securities

The Company’s marketable securities are classified as available-for-sale as of the balance sheet date and are reported at fair value with unrealized gains and losses reported as a separate component of accumulated other comprehensive income in stockholders’ equity, net of tax. Realized gains or losses and other-than-temporary impairments, if any, on available-for-sale securities are reported in other expense, net as incurred. Investments are reviewed periodically to identify possible other-than-temporary impairments. No impairment loss has been recorded on the securities as the Company believes that the decrease in fair value of these securities is temporary and expects to recover up to (or beyond) the initial cost of investment for these securities.

Fair Value of Financial Instruments

Assets and liabilities recorded at fair value on a recurring basis are categorized based upon the level of judgment associated with inputs used to measure their fair values. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the reporting date.

The Company estimates fair value by applying the following hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement:

Level 1—Quoted prices in active markets for identical assets or liabilities;

Level 2—Observable inputs other than quoted prices in active markets for identical assets and liabilities, quoted prices for identical or similar assets or liabilities in inactive markets, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and

Level 3—Inputs that are generally unobservable and typically reflect management’s estimate of assumptions that market participants would use in pricing the asset or liability.

Foreign Currencies

The Company and certain of the Company’s wholly-owned subsidiaries use the U.S. dollar as their functional currency. The Company’s subsidiaries that use the U.S. dollar as their functional currency remeasure local currency denominated monetary assets and liabilities at exchange rates in effect at the end of each period, and inventories, property, plant and equipment and other nonmonetary assets and liabilities at historical rates. Gains and losses from these remeasurements have been included in the Company’s operating results. Local currency transactions of these international operations are remeasured into U.S. dollars at the rates of exchange in effect at the date of the transaction.

The Company translates the assets and liabilities of its non-U.S. dollar functional currency subsidiaries into U.S. dollars using exchange rates in effect at the end of each period. Revenue and expenses for these subsidiaries are translated using rates that approximate those in effect during the related period. Gains and losses from translations are recognized in foreign currency translation included in accumulated other comprehensive income (loss).

Foreign currency transaction gains and losses are recognized in other income (expense), net and were comprised of net losses of $0.2 million, $2.7 million, and $1.4 million for 2013, 2014, and the nine months ended September 30, 2015, respectively. Foreign currency transaction gains and losses were a net loss of $0.9 million for the nine months ended September 30, 2014. Foreign currency transaction gains and losses were insignificant for 2012.

Derivative Instruments

The Company accounts for its derivative instruments as either assets or liabilities and carries them at fair value. Derivatives held by the Company that are not designated as hedges are adjusted to fair value through earnings at each reporting date. In addition, the Company enters into derivatives that are accounted for as cash flow hedges. The Company records the gains or losses, net of tax, related to the effective portion of its cash flow hedges as a component of accumulated other comprehensive income in stockholders’ equity and subsequently reclassifies the gains or losses into revenue and operating expenses when the underlying hedged transactions are recognized. The Company periodically assesses the effectiveness of its cash flow hedges. The fair value of derivative assets and liabilities are included in prepaid expenses and other current assets and accrued liabilities on the consolidated balance sheets.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents, accounts receivables, and derivative instruments. Cash and cash equivalents are deposited with high quality financial institutions and may, at times, exceed federally insured limits. Management believes that the financial institutions that hold the Company’s deposits are financially credit worthy and, accordingly, minimal credit risk exists with respect to those balances. Generally, these deposits may be redeemed upon demand and, therefore, bear minimal interest rate risk.

The Company’s accounts receivable are derived from customers located principally in the United States. The Company maintains credit insurance for some of its customer balances, performs ongoing credit evaluations of its customers, and maintains allowances for potential credit losses on customers’ accounts when deemed necessary. Credit losses historically have not been significant. The Company continuously monitors customer payments and maintains an allowance for doubtful accounts based on its assessment of various factors including historical experience, age of the receivable balances, and other current economic conditions or other factors that may affect customers’ ability to pay.

The Company’s derivative instruments expose it to credit risk to the extent that its counterparties may be unable to meet the terms of the agreements. The Company seeks to mitigate this risk by limiting counterparties to major financial institutions and by spreading the risk across several major financial institutions. In addition, the potential risk of loss with any one counterparty resulting from this type of credit risk is monitored on an ongoing basis.

Supplier Concentration

The Company relies on third parties for the supply and manufacture of its products, as well as third-party logistics providers. In instances where these parties fail to perform their obligations, the Company may be unable to find alternative suppliers or satisfactorily deliver its products to its customers on time, if at all.

Inventories

Inventories consist of finished goods and component parts, which are purchased from contract manufacturers and component suppliers. Inventories are stated at the lower of cost or market on a first-in, first-out basis. The Company assesses the valuation of inventory and periodically writes down the value for estimated excess and obsolete inventory based upon estimates of future demand and market conditions.

Point of Purchase (“POP”) Displays

The Company provides retailers with POP displays, generally free of charge, in order to facilitate the marketing of the Company’s products within retail stores. Any amounts capitalized related to the costs of the POP displays are recorded as prepaid expense on the consolidated balance sheets and recognized as expense over the expected period of the benefit provided by these assets, which is generally 12 months. The related expenses are included in sales and marketing expenses on the consolidated statements of operations and were $0.1 million, $0.4 million, $5.2 million, $3.2 million, and $16.2 million, for 2012, 2013, and 2014, and the nine months ended September 30, 2014 and September 30, 2015, respectively.

Property and Equipment, Net

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets. Cost of maintenance and repairs that do not improve or extend the lives of the respective assets are expensed as incurred.

The useful lives of the property and equipment are as follows:

Tooling and manufacturing equipment	One to three years
Furniture and office equipment	Three years
Purchased software	Six months to three years
Capitalized internally-developed software	Two to three years
Leasehold improvements	Shorter of remaining lease term or estimated useful life

Internally-Developed Software Costs

The Company capitalizes costs to develop internal-use software when preliminary development efforts are successfully completed, management has authorized and committed project funding, and it is probable that the project will be completed and the software will be used as intended. Costs incurred prior to meeting these criteria, together with costs incurred for training and maintenance, are expensed as incurred. Costs incurred for enhancements that are expected to result in additional material functionality are capitalized and expensed over the estimated useful life of the upgrades.

Capitalized internally-developed software costs, net, were $0.4 million as of December 31, 2014. The Company did not have any internally-developed software prior to 2014. Amortization expense related to capitalized internally-developed software costs was $0.1 million and $0.1 million for 2014 and the nine months ended September 2015, respectively.

Research and Development

Research and development expenses consist primarily of personnel-related expenses, consulting and contractor expenses, tooling and prototype materials, and allocated overhead costs. Substantially all of the Company’s research and development expenses are related to developing new products and services and improving existing products and services. To date, research and development expenses have been expensed as incurred, because the period between achieving technological feasibility and the release of products and services for sale has been short and development costs qualifying for capitalization have been insignificant.

Business Combinations, Goodwill, and Intangible Assets

The Company allocates the fair value of purchase consideration to tangible assets, liabilities assumed, and intangible assets acquired based on their estimated fair values. The excess of the fair value of purchase consideration over the fair values of these identifiable assets and liabilities is allocated to goodwill. The allocation of the purchase consideration requires management to make significant estimates and assumptions, especially with respect to intangible assets. These estimates can include, but are not limited to, future expected cash flows from acquired customers, acquired technology, and trade names from a market participant perspective, useful lives, and discount rates. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable and, as a result, actual results may differ from estimates. During the measurement period, which is up to one year from the acquisition date, the Company may record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. Upon the conclusion of the measurement period, any subsequent adjustments are recorded to earnings.

The Company assesses goodwill for impairment at least annually and whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. Consistent with the determination that the Company has one reporting segment, the Company has determined that there is one reporting unit and tests goodwill for impairment at the entity level. Goodwill is tested using the two-step process in accordance with ASC 350, Intangibles—Goodwill and Other. In the first step, the carrying amount of the reporting unit is compared to the fair value based on the fair value of the Company’s common stock. If the fair value of the reporting unit exceeds the carrying value, goodwill is not considered impaired and no further testing is required. If the carrying value of the reporting unit exceeds the fair value, goodwill is potentially impaired and the second step of the impairment test must be performed. In the second step, the implied fair value of the goodwill, as defined by ASC 350, is compared to its carrying amount to determine the amount of impairment loss, if any.

Acquired finite-lived intangible assets are amortized over their estimated useful lives. The Company evaluates the recoverability of intangible assets for possible impairment whenever events or circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of these assets is measured by a comparison of the carrying amounts to the future undiscounted cash flows the assets are expected to generate. If such review indicates that the carrying amount of property and equipment and intangible assets is not recoverable, the carrying amount of such assets is reduced to fair value. The Company has not recorded any such impairment charge during the years presented.

Impairment of Long-Lived Assets

The Company evaluates its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparison of the carrying amounts to the expected future undiscounted cash flows attributable to these assets. If it is determined that an asset is not recoverable, an impairment loss is recorded in the amount by which the carrying amount of the assets exceeds the expected discounted future cash flows arising from those assets.

Deferred Rent

Rent expense is recognized on a straight-line basis over the non-cancelable term of the operating lease. The Company records the difference between cash rent payments and recognized rent expense as a deferred rent liability included in accrued liabilities and other liabilities on the consolidated balance sheets. Incentives granted under the Company’s facility leases, including allowances to fund leasehold improvements, are deferred and are recognized as adjustments to rental expense on a straight-line basis over the term of the lease.

Redeemable Convertible Preferred Stock Warrant Liability

The Company’s redeemable convertible preferred stock warrants require liability classification and accounting as the underlying preferred stock is considered redeemable as discussed in Note 9. At initial recognition, the warrants are recorded at their estimated fair value. The warrants are subject to remeasurement at each balance sheet date, with changes in fair value recognized as a component of other income (expense), net. The Company will continue to adjust the warranty liability for changes in fair value until the earlier of the expiration or exercise of the warrants, or upon their automatic conversion into warrants to purchase common stock in connection with a qualified IPO such that they qualify for equity classification and no further remeasurement is required. Refer to Note 10 for additional information.

Revenue Recognition

The Company derives substantially all of its revenue from sales of connected health and fitness devices and accessories. The Company also generates a small portion of revenue from its subscription-based premium services. The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable, and collection is reasonably assured. The Company considers delivery of its products to have occurred once title and risk of loss has been transferred. The Company recognizes revenue, net of estimated sales returns, sales incentives, discounts, and sales tax. The Company generally recognizes revenue for products sold through retailers and distributors on a sell-in basis.

The Company has determined its multiple element arrangements generally include three separate units of accounting. The first deliverable is the hardware and firmware essential to the functionality of the connected health and fitness device delivered at the time of sale. The second deliverable is the software services included with the products, which are provided free of charge and enable users to sync, view, and access real-time date on the Company’s online dashboard and mobile apps. The third deliverable is the embedded right included with the purchase of the device to receive, on a when-and-if-available basis, future unspecified firmware upgrades and features relating to the product’s essential firmware. Commencing in the first quarter of 2015, the Company began accounting for the embedded right as a separate unit of accounting, which is when it believes, through recent public announcements, it had created an implied obligation to, from time to time, provide future unspecified firmware upgrades and features to the firmware to improve and add new functionality to the health and fitness devices.

The Company allocates revenue to all deliverables based on their relative selling prices. The Company uses a hierarchy to determine the selling price to be used for allocating revenue to deliverables: (i) vendor-specific objective evidence (“VSOE”) of fair value, (ii) third-party evidence (“TPE”), and (iii) best estimate of the selling price (“BESP”). The Company currently cannot establish VSOE for any of its deliverables since none of the deliverables are sold separately. The Company’s process for determining its BESP considers multiple factors including consumer behaviors and the Company’s internal pricing model and may vary depending upon the facts and circumstances related to each deliverable. BESP for the health and fitness devices and unspecified upgrade rights reflect the Company’s best estimate of the selling prices if they were sold regularly on a stand-alone basis and comprises the majority of the arrangement consideration. BESP for upgrade rights currently ranges from $1 to $5. TPE for the online dashboard and mobile apps is currently estimated at $0.99.

Amounts allocated to the connected health and fitness devices are recognized at the time of delivery, provided the other conditions for revenue recognition have been met. Amounts allocated to the online dashboard and mobile apps and unspecified upgrade rights are deferred and recognized on a straight-line basis over their estimated usage period of approximately ten to twelve months.

The Company offers its users the ability to purchase subscription-based premium services, through which the users receive incremental features, including access to a digital personal trainer and in-depth analytics regarding the user’s personal metrics. Amounts paid for premium subscriptions are deferred and recognized ratably over the service period which is typically 12 months. Revenue from subscription-based premium services was less than 1% of revenue for all periods presented.

In addition, the Company offers access to a customized corporate dashboard tool to certain customers in the corporate wellness program. This tool is currently being offered at no cost for the first year. The Company is currently unable to establish VSOE or TPE for the corporate dashboard tool. Current BESP of $20,000 for the corporate dashboard is determined based on the Company’s internal pricing model for anticipated renewals for existing customers and pricing for new customers. Revenue allocated to the corporate dashboard is deferred and recognized on a straight-line basis over the estimated access period of 12 months. Revenue from the corporate dashboard tool was less than 1% of revenue for all periods presented.

The Company accounts for shipping and handling fees billed to customers as revenue. Sales taxes and value added taxes (“VAT”) collected from customers are remitted to governmental authorities are not included in revenue, and are reflected as a liability on the consolidated balance sheets.

Rights of Return, Stock Rotation Rights, and Price Protection

The Company offers limited rights of return, stock rotation rights, and price protection under various policies and programs with its retailer and distributor customers and end-users. Below is a summary of the general provisions of such policies and programs:

•

Certain retailers and distributors are allowed to return products that were originally sold through to an end user, called “open box” returns, and such returns may be made at any time after original sale.

•	All purchases through Fitbit.com are covered by a 45-day right of return.

•	Distributors are allowed stock rotation rights which are limited rights of return of products purchased during a prior period, generally one quarter.

•	Distributors and retailers are allowed return rights for defective products.

•	Certain distributors are offered price protection that allows for the right to a partial credit for unsold inventory held by the distributor if the Company reduces the selling price of a product.

The Company meets all conditions required to recognize revenue at the time of sale when a right of return exists. For example, the price to the buyer is fixed or determinable at time of sale; the buyer’s obligation to pay is not contingent on resale of the product; and the Company is able to reasonably estimate the amount of future returns. The Company estimates and records reserves for these policies and programs as a reduction of revenue and accounts receivable. On a quarterly basis, the amount of revenue that is reserved for future returns is calculated based on the Company’s historical trends and data specific to each reporting period. The Company reviews the actual returns evidenced in prior quarters as a percent of related revenue to determine the historical returns rate. It then applies the historical returns rate to the current period revenue as a basis for estimating future returns. Through December 31, 2014, actual returns have primarily been open-box returns. In addition, through December 31, 2014, the Company has had minimal stock rotation or price protection claims. When necessary, the Company also provides a specific reserve for product in the distribution channel in excess of estimated requirements. This estimate can be affected by the amount of a particular product in the channel, the rate of sell-through, product plans, and other factors. The Company also considers whether there are circumstances which may result in anticipated returns higher than the historical return rate from direct users and records an additional reserve as necessary.

Sales Incentives

The Company offers sales incentives through various programs, consisting primarily of cooperative advertising and marketing development fund programs. The Company records advertising and marketing development fund programs with customers as a reduction to revenue unless it receives an identifiable benefit in exchange for credits claimed by the customer and can reasonably estimate the fair value of the identifiable benefit received, in which case the Company records it as a marketing expense. The Company recognizes a liability and reduces revenue for rebates or other incentives based on the estimated amount of rebates or credits that will be claimed by customers.

Cost of Revenue

Cost of revenue consists of product costs, including costs of contract manufacturers for production, shipping and handling costs, packaging, warranty replacement costs, fulfillment costs, manufacturing and tooling equipment depreciation, warehousing costs, excess and obsolete inventory write-downs, costs related to the Fitbit Force product recall, and certain allocated costs related to management, facilities, and personnel-related expenses and other expenses associated with supply chain logistics.

Advertising Costs

Costs related to advertising and promotions, excluding co-op advertising costs, are expensed to sales and marketing as incurred. Advertising and promotion expenses for 2012, 2013, 2014, and the nine months ended September 30, 2014 and 2015 were $3.3 million, $9.5 million, $71.9 million, $16.1 million, and $119.5 million, respectively. Co-op advertising costs are recorded as a reduction to revenue, and for 2012, 2013, 2014, and the nine months ended September 30, 2014 and 2015 were $1.9 million, $5.7 million, $12.7 million, $6.9 million, and $21.9 million, respectively.

Product Warranty

The Company offers a standard product warranty that the product will operate under normal use for a period of one year from date of original purchase except in the European Union where the Company provides a two-year warranty. The Company has the obligation, at its option, to either repair or replace the defective product.

At the time revenue is recognized, an estimate of future warranty costs is recorded as a component of cost of revenues. Factors that affect the warranty obligation include product failure rates, service delivery costs incurred in correcting the product failures, and warranty policies. The warranty obligation does not consider historical experience of the Fitbit Force product as a separate reserve has been established for the Fitbit Force recall. The Company’s products are manufactured by third-party contract manufacturers, and in certain cases, the Company may have recourse to such third-party contract manufacturers.

Fitbit Force Product Recall

The Company established reserves for the Fitbit Force recall when circumstances giving rise to the recall became known. It considered various factors in estimating the product recall exposure. These include estimates for:

•	refunds and product returns from retailer and distributor customers and end-users, which were charged to revenue and cost of revenue on the consolidated statements of operations;

•

logistics and handling fees for managing product returns and processing refunds, obsolescence of on-hand inventory, cancellation charges for existing purchase commitments and rework of component inventory by the Company’s contract manufacturers, write-offs of tooling and manufacturing equipment, which were charged to cost of revenue on the consolidated statements of operations; and

•	legal fees and settlement costs, which were charged to general and administrative expenses on the consolidated statements of operations.

These factors above are updated and reevaluated each period and the related reserves are adjusted when factors indicate that the recall reserves are either insufficient to cover or exceed the estimated product recall expenses.

Stock-Based Compensation

The Company measures its stock-based awards made to employees based on the estimated fair values of the awards as of the grant date using the Black-Scholes option-pricing model. The fair value of restricted stock units (“RSUs”) is the fair value of the Company’s common stock on the grant date. Stock-based compensation expense is recognized over the requisite service period on a straight-line basis and is recorded net of estimated forfeitures.

Stock-based compensation expenses for options granted to non-employees as consideration for services received are measured on the date of performance at the fair value of the consideration received or the fair value of the equity instruments issued, using the Black-Scholes option-pricing model, whichever can be more reliably measured. Stock-based compensation expenses for options granted to non-employees are remeasured as the underlying options vest.

The Company recognizes tax benefits related to stock-based compensation to the extent that the total reduction to its income tax liability from stock-based compensation is greater than the amount of the deferred tax assets previously recorded in anticipation of these benefits. The Company recognizes a benefit from stock-based compensation in equity to the extent that an incremental tax benefit is realized by following the ordering provisions of the tax laws.

Segment Information

The Company operates as one operating segment as it only reports financial information on an aggregate and consolidated basis to its Chief Executive Officer, who is the Company’s chief operating decision maker.

Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes, which requires the recognition of deferred tax assets and liabilities for expected future consequences of temporary differences between the financial reporting and income tax bases of assets and liabilities using enacted tax rates. The Company makes estimates, assumptions, and judgments to determine its expense (benefit) for income taxes and also for deferred tax assets and liabilities and any valuation allowances recorded against its deferred tax assets. The Company assesses the likelihood that its deferred tax assets will be recovered from future taxable income and, to the extent it believes that recovery is not likely, the Company establishes a valuation allowance.

The calculation of the Company’s income tax expense involves the use of estimates, assumptions, and judgments while taking into account current tax laws, its interpretation of current tax laws, and possible outcomes of future tax audits. The Company has established reserves to address potential exposures related to tax positions that could be challenged by tax authorities. Although the Company believes its estimates, assumptions, and judgments to be reasonable, any changes in tax law or its interpretation of tax laws and the resolutions of potential tax audits could significantly impact the amounts provided for income taxes in its consolidated financial statements.

The calculation of the Company’s deferred tax asset balance involves the use of estimates, assumptions, and judgments while taking into account estimates of the amounts and type of future taxable income. Actual future operating results and the underlying amount and type of income could differ materially from the Company’s estimates, assumptions, and judgments, thereby impacting its financial position and operating results.

The Company includes interest and penalties related to unrecognized tax benefits within income tax expense. Interest and penalties related to unrecognized tax benefits have been recognized in the appropriate periods presented.

Net Income (Loss) per Share Attributable to Common Stockholders

Basic and diluted net income per share attributable to common stockholders is presented in conformity with the two-class method required for participating securities. The Company considers its redeemable convertible preferred stock to be participating securities. The holders of the Company’s Series D redeemable convertible preferred stock are entitled to receive non-cumulative dividends at the annual rate of approximately 8% of the Series D original issuance price per share per annum, payable prior and in preference to any dividends on any shares of the Company’s other redeemable convertible preferred stock, which is payable prior and in preference to any dividends on any shares of the common stock. In the event a cash dividend is paid on common stock, the holders of redeemable convertible preferred stock are also entitled to a proportionate share of any such dividend as if they were holders of common stock (on an as-if converted basis). All participating dividends paid on the Company’s redeemable convertible preferred stock reduce accruals of past or future preferred dividends by such amount. The holders of the redeemable convertible preferred stock do not have a contractual obligation to share in losses. In accordance with the two-class method, earnings allocated to these participating securities and the related number of outstanding shares of the participating securities, which include contractual participation rights in undistributed earnings, have been excluded from the computation of basic and diluted net income per share attributable to common stockholders.

In connection with the IPO, the Company established two classes of authorized common stock: Class A common stock and Class B common stock. As a result, all then-outstanding shares of common stock were converted into shares of Class B common stock. The rights of the holders of Class A common stock and Class B common stock are identical, except with respect to voting and conversion. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share. Each share of Class B common stock is convertible at any time at the option of the stockholder into one share of Class A common stock, generally automatically converts into Class A common stock upon a transfer, and has no expiration date.

In 2012 and 2013, basic net loss per share attributable to common stockholders is calculated by dividing the net loss attributable to common stockholders by the weighted-average number of shares of common stock outstanding during the period without consideration of common stock equivalents or the participation rights of the preferred stock as they do not share in losses. During the periods when the Company is in a net loss position, basic net loss per share attributable to common stockholders is the same as diluted net loss per share attributable to common stockholders as the inclusion of all potential shares of common stock outstanding would have been anti-dilutive.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09 (ASC 606), Revenue from Contracts with Customers, which affects any entity that either enters into contracts with customers to transfer goods and services or enters into contracts for the transfer of nonfinancial assets. ASU 2014-09 will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. The standard’s core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. In doing so, companies will need to use more judgment and make more estimates than under the currently effective guidance. These may include identifying performance obligations in the contract, estimating the amount of variable consideration to include in the transaction price and allocating the transaction price to each separate performance obligation. ASU 2014-09 is effective for annual periods beginning after December 15, 2016, including interim periods within that period. Early adoption is not permitted. The FASB recently issued an exposure draft of a proposed ASU that would delay the effective date of ASU 2014-09 by one year and allow for early adoption. In July 2015, the FASB approved a one-year deferral of the effective date of the standard. ASU 2014-09 will become effective for the Company on January 1, 2018 and can be adopted either retrospectively to each prior reporting period presented or as a cumulative effect adjustment as of the date of adoption. Early adoption is permitted but not before the original effective date of annual periods beginning after December 15, 2016. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.